Exhibit 99.1

June 2005

SAFE HARBOR In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBIDTA yield is defined as trailing twelve month EBITDA divided by the purchase price. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission.

DISCUSSION TOPICS Asset Allocation Strategy Growth Strategy Long-Term Total Return Potential

ASSET ALLOCATION STRATEGY HOTEL OWNERSHIP 60-90% allocation Current yield Capital appreciation Undervalued assets Reposition Timing: Trough/Mid- Stage Recovery FIRST MORTGAGE 0-10% allocation Stable returns High volume Counter cyclical Timing: Peak/Early Decline MEZZANINE 10-40% allocation Wide index spreads Inefficient market Foreclosure options Timing: Late Decline/Early Recovery SALE-LEASEBACK 0-10% allocation Stable returns Participation Timing: Late Recovery/Mid-Stage Decline PEAK Late Cycle Early Recovery Full Decline Early Decline TROUGH

Room Demand Room Supply GDP 1988 0.047 0.046 0.042 1989 0.048 0.037 0.035 1990 0.022 0.035 0.018 1991 -0.011 0.017 -0.005 1992 0.021 0.009 0.03 1993 0.019 0.006 0.027 1994 0.032 0.012 0.04 1995 0.021 0.016 0.027 1996 0.021 0.024 0.036 1997 0.025 0.035 0.044 1998 0.027 0.039 0.043 1999 0.03 0.038 0.041 2000 0.035 0.026 0.037 2001 -0.034 0.019 0.008 2002 0.003 0.016 0.019 2003 0.016 0.011 0.03 2004 0.046 0.01 0.044 2005 E 0.04 0.012 0.037 LODGING MARKET / ECONOMIC RECOVERY TTM through April 2005, Room Demand up 3.7%; Room Supply up 0.6% Yearly % Change in U.S. Hotel Room Demand Growth, Room Supply Growth, & U.S. GDP Growth Source: Smith Travel Research, PricewaterhouseCoopers Percentage Change

GROWTH STRATEGY Capital Recycling: Dispose of assets where value has been maximized and redeploy capital into assets with higher total return potential Margin Growth: Align with brand leaders to drive RevPAR and work with third-party managers to control costs and expand margins Renovation/Repositioning: Selectively execute value- added re-branding or capital investment initiatives Balance Sheet: Amplify and extend core growth through effective management of the capital structure

CAPITAL RECYCLING STRATEGY Focus on "off-market or pre-emptive" accretive hotel acquisition and lending opportunities Pursue repositioning or re-branding opportunities that maximize total return potential Optimize portfolio balance to maximize total return

MANAGEMENT TRACK RECORD Demonstrated expertise in creating value throughout cycles Yearly Change in U.S. Per Room Value vs. Management Purchases/Sales Source: HVS International, Ashford Hospitality Trust, AHT 2005 hotel value per room estimate Mgmt's Acquisitions / Debt Investments (1) Mgmt's Sales/Loan Payoffs Avg. U.S. Hotel Value Per Room '90 33000 '91 24000 '92 6700 24000 '93 12174 311 28000 '94 3876 821 34000 '95 360 2589 43000 '96 1247 52000 '97 4917 66000 '98 1552 495 66000 '99 610 5626 66000 '00 669 532 77000 '01 284 221 58000 '02 54000 '03 2416.52 54000 '04 3576.19 112.23 71000 '05 8718.66 1148.73 80000 Ashford IPO Value per Room Source: HVS International, Remington Hotel Corp. 1 Debt investments are calculated as total rooms x percent of capital structure Acquisitions Spot Price - U.S. Hotel Value Per Room Trendline - U.S. Hotel Value Per Room Sales

ACHIEVING TARGETED YIELDS 17

SALE OF NON-CORE ASSETS Demonstrated ability to sell assets at an attractive multiple and reinvest the proceeds into higher yielding assets

CNL PORTFOLIO ACQUISITION 30-Hotel portfolio with 4,328 rooms acquired for $465 million Attractive TTM NOI cap rate of 8.5% Portfolio consists of select service Marriott branded and managed hotels in 27 markets across 16 states Increases brand and geographic diversification Favorable 10-yr debt financing at a fixed rate of 5.32% Pre-emptive bid

HOTEL ACQUISITION - CASE STUDY FGSB Portfolio - $250 million acquisition 21-Hotel portfolio with 4,094 rooms acquired for $250 million at attractive yields Core Portfolio consists of 13 upper-upscale and upscale full-service hotels in major markets Core Portfolio TTM Cap Rate 11% TTM EBITDA Yield 13% Price Per Key $68,601 8 non-core hotels either sold or under contract for sale Significant OP units taken by affiliates of Fisher Brothers, Gordon Getty Trust, George Soros, and Ashford Management

DEBT INVESTMENT - CASE STUDY Hotel Teatro - $5 million mezzanine loan 111-room luxury, boutique hotel in downtown Denver Originated $10 million mortgage and $5 million mezzanine loan at a blended spread of 565 bps over LIBOR Sold first mortgage and retained mezzanine loan at a spread of 1,135 bps over LIBOR Creative structuring resulted in attractive pricing for the 50- 74% tranche of the capital structure

COST SAVING IMPLEMENTATION Sea Turtle Inn - Jacksonville, FL 193 room hotel acquired for $23.4 million Pre-Acquisition TTM Operating statistics: TTM Pre-Acquisition Current TTM Occupancy % 75.20% 85.30% ADR $101.67 $118.32 RevPAR $84.12 $86.09 Room Revenue $5.82m $6.06m NOI $1.93m $2.68m TTM room revenue increased $240,680 since the acquisition while TTM NOI increased $756,043 Ashford has cut costs by $565,363 since the acquisition

STRONG BRAND REPRESENTATION 79% of rooms are Hilton, Marriott, Starwood and Hyatt brands Marriott Brands Hilton Brands Starwood Brands Other Brands & Independents Hyatt Brands

PRIMARY MARKET PORTFOLIO Majority of Ashford's EBITDA is within primary markets with high RevPAR growth

PORTFOLIO GROWTH Owned hotel portfolio is well positioned for RevPAR growth

ASSET MANAGEMENT HIGHLIGHTS Maximizing the value of investments through aggressive asset management Recently hired a Sr. VP of Asset Management from Host Marriott Utilizing the best manager for any given property; currently use 7 different management companies Acquired properties at attractive trailing yields on initial capital and invest additional capital in properties where there is value-added return on equity

MARGIN GROWTH Capital improvement drives RevPAR and EBITDA Margin growth

CAPITAL EXPENDITURES Ashford has allocated significant funds in properties where there is value-added return on equity opportunity 63% of allocated capital has yet to be spent Embassy Suites Phoenix before renovation Embassy Suites Phoenix after renovation

DEBT FINANCING INITIATIVES Constantly mining the market for improved financing terms Approximately 94% of debt is hedged, capped, or fixed Weighted average cost of debt is 5.5% Weighted average debt maturity is 6.9 years 1 Assumes extension options are exercised

ASHFORD VALUE TO PEERS - EBITDA MULTIPLE Ashford's TTM 1Q 05 Enterprise Value / EBITDA Multiple of 11.5x is below the 12.3x forward 2005E peer group average Source: Wachovia, First Call, Bloomberg, SNL REIT Securities, Wachovia Capital Markets, LLC Estimates

ASHFORD VALUE TO PEERS - VALUE PER ROOM Ashford's value per room of $107,340 based on 6/17/05 closing price of $10.57 is below the peer group average of $132,169 Source: Wachovia, First Call, Bloomberg, SNL REIT Securities, Wachovia Capital Markets, LLC Estimates

GROWING DIVIDEND Ashford has increased the dividend every quarter for the past 6 quarters and current quarterly dividend of $0.17 per share is the 4th highest yield among Hotel REITs Source: Yield Calculated using 6/17/05 closing price

SUMMARY ASHFORD HIGHLIGHTS SIGNIFICANT INTERNAL & EXTERNAL GROWTH POTENTIAL Proven capital recycling ability Proven value-added asset management capability DIVERSIFIED INVESTMENT STRATEGY IMPROVES RISK-ADJUSTED RETURNS Diversified earnings stream reduces earnings volatility Larger investment universe increases sustainability of earnings growth ALIGNMENT OF INTEREST Management owns 15% of shares POSITIONED TO OUTPERFORM Favorable relative valuation to peers Above average dividend yield, improving dividend coverage Strong, flexible balance sheet permits opportunistic capital investment